EXHIBIT 10.5

                               SECURITY AGREEMENT

   This Security Agreement (the "Agreement") dated as of the ____ of ___________, 1996, is made by and between Boatmen's Trust Company of Texas, solely in its capacity as trustee ("Trustee") of the TPC Finance Corp. Employee Stock Ownership Trust (to be renamed the Texas Petrochemicals Corporation Employee Stock Ownership Trust) (the "Trust") created pursuant to the TPC Finance Corp. Employee Stock Ownership Plan Trust Agreement (to be renamed the Texas Petrochemicals Corporation Employee Stock Ownership Plan Trust Agreement) and the TPC Finance Corp. Employee Stock Ownership Plan (to be renamed the Texas Petrochemicals Corporation Employee Stock Ownership Plan) (the "ESOP") (the Trust shall hereinafter be referred to as the "Debtor"), and TPC Finance Corp. (to be succeeded by merger by Texas Petrochemicals Corporation) (the "Secured Party" or "Finance Corp.").

                             INTRODUCTORY PROVISIONS

   A. The Secured Party has agreed to make a loan to the Debtor in the amount of Ten Million Dollars ($10,000,000.00) (the "Loan"), the proceeds of which will be used by Debtor solely to acquire One Hundred Thousand (100,000) shares of common stock, $.01 par value, of Texas Petrochemical Holdings, Inc., a Delaware corporation (the "Shares").

   B. The Debtor has this day executed a promissory note (the "Note"), payable to the order of the Secured Party, evidencing indebtedness arising by reason of the Loan.

   C. As a condition to the making of the Loan to the Debtor, the Secured Party requires that the Debtor pledge to and grant a security interest in the Shares to secure the payment and performance of all obligations under the Note ("Obligations") of the Debtor.

   NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties hereto agree as follows:

   1. SECURITY INTEREST. The Debtor hereby pledges and delivers to the Secured Party and grants to the Secured Party security interests in and to any and all present or future rights of the Debtor in and to all of the following rights, interests, and property (all of the following being herein sometimes called the "Collateral"): the Shares subject to reduction and release as provided in Sections 4.3(g) and 5.4 of the ESOP, which are purchased with proceeds of the Loan, and the certificates representing such shares and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares and any and all substitutes, replacements, accessions, attachments, increases, revisions, or additions thereto.

   2. THE OBLIGATIONS. This Agreement is being executed and delivered to secure, and the security interests herein granted (the "Security Interests") shall secure, full payment and performance of all of the Obligations.

   3. REPRESENTATIONS AND WARRANTIES OF THE DEBTOR. The Debtor represents and warrants to the Secured Party that (a) the Debtor is the sole owner of the Collateral; (b) the Security Interests are first and prior security interests in and to all of the Collateral; and (c) no dispute, right of setoff, counterclaim, or defenses exist with respect to all or any part of the Collateral. The delivery at any time by the Debtor to the Secured Party of Collateral shall constitute a representation and warranty by the Debtor under this Agreement that, with respect to such Collateral, and each item thereof, the matters heretofore warranted in clauses (a) through (c) of this paragraph are true and correct.

   4. AFFIRMATIVE COVENANTS OF THE DEBTOR. So long as any part of the Obligations remain unpaid or unperformed, the Debtor covenants and agrees to:
(a) from time to time, and at any time, promptly execute and deliver to the Secured Party all assignments, certificates and supplemental documents, and do all other acts or things as the Secured Party may reasonably request in order to more fully evidence and perfect the Security Interests herein created; (b) promptly furnish such information as the Secured Party may request concerning the Collateral; (c) promptly notify the Secured Party of any change in any fact or circumstance warranted or represented by the Debtor herein; and (d) promptly notify the Secured Party of any claim, action, or proceeding affecting title to the Collateral, or any part thereof, or the Security Interests herein created, and at the request of the Secured Party, appear in and defend, at the Debtor's expense, any such action or proceeding.

   5. NEGATIVE COVENANTS OF THE DEBTOR. The Debtor further covenants and agrees that, without the prior written consent of the Secured Party, the Debtor will not (a) sell, assign or transfer any of the Debtor's rights in the Collateral, or (b) create any other security interest in, mortgage or otherwise encumber the Collateral, or any part thereof, except the Security Interests herein created.

   6. DELIVERY OF COLLATERAL TO THE SECURED PARTY. The Debtor, simultaneously with the execution of this Agreement, is delivering to the Secured Party the stock certificates covering the Shares, endorsed in blank for transfer or accompanied by stock powers appropriate for transfer, with the signatures thereon guaranteed to the satisfaction of the Secured Party, to be held by the Secured Party in accordance with the terms and provisions hereof. Unless and until an Event of Default (hereinafter defined) occurs and is continuing, the Secured Party shall have no right to have the stock certificates transferred into its name; and the Debtor shall retain the right prior to such Event of Default to vote the Shares in accordance with the terms of the ESOP.

   7. EVENTS OF DEFAULT. An "Event of Default" shall exist if any one or more of the following events shall occur and be continuing:

           (a) Failure or refusal to pay any principal or interest on the Note or any fee, expense or other payment required hereunder or under the Note, within ten days of the date on which such amount is due; or

           (b) Any representation or warranty made hereunder or under the Note is untrue or inaccurate in any material respect as of the date on which such representation or warranty is made; or

           (c) Failure to perform or a breach of any of the covenants or agreements contained in this Security Agreement and such failure or breach shall remain unremedied for five days after notice of such failure or breach shall have been delivered to the Debtor; or

           (d) The ESOP is terminated, or proceedings or actions are commenced by Finance Corp., any tribunal or any other person to terminate the ESOP or the Shares are disposed by the ESOP other than in the ordinary course of the ESOP's operations.

   8. REMEDIES. Upon the occurrence of an Event of Default, but only so long as such Event of Default shall not have been waived or cured, in addition to any and all other rights and remedies which the Secured Party may then have hereunder, under the Uniform Commercial Code of the State of Texas or of any other pertinent jurisdiction (the "UCC"), or otherwise, the Secured Party may:
(a) reduce its claim to judgment or foreclose or otherwise enforce the Security Interests, in whole or in part, by any available judicial procedure; (b) after notification, if any, provided for herein, sell, lease, or otherwise dispose of, at the offices of the Secured Party, on the premises of the Debtor, or elsewhere, all or any part of the Collateral, in its then condition or following any commercially reasonable preparation or processing, and any such sale or other disposition may be as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale of any part of the Collateral shall not exhaust the Secured Party's power of sale, but sales may be made from time to time, and at any time, until all of the Collateral has been sold or until the Obligations have been paid and performed in full), and at any such sale it shall not be necessary to exhibit any of the collateral; (c) at the Secured Party's discretion, vote the Shares included in the Collateral and, in accordance therewith, the Debtor hereby irrevocably grants to the Secured Party its proxy to so vote such Shares; (d) at the Secured Party's discretion, retain the Collateral in satisfaction of the Obligations whenever the circumstances are such that the Secured Party is entitled to do so under the UCC or otherwise; and (e) exercise any and all other rights, remedies, and privileges it may have under the Note or this Security Agreement.

   Notwithstanding any other provisions of this Paragraph 8, upon the occurrence of an Event of Default, the fair market value of assets of the Debtor held as Collateral which are transferred or sold through foreclosure, or retained in satisfaction of the Obligations, as determined as of the date of foreclosure or retention, as the case may be, may not exceed the amount of the indebtedness which is then due and owing.

   With respect to any part of the Collateral which is stock certificates, bonds, or other securities, the Secured Party shall have authority, upon the occurrence of an Event of Default, but only so long as such Event of Default shall not have been waived or cured, without notice to the Debtor, to the extent of the number of Shares then remaining subject to the security interest hereunder, which is then equal in current fair market value to the amount of principal, interest and other sums then due and unpaid under the Note, either to have them registered in the Secured Party's name, or in the name of a nominee, and, with or without such registration, to demand of the corporation issuing the same, and to receive and receipt for, any and all dividends and other distributions payable in respect thereof, regardless of the medium in which paid and whether they be ordinary or extraordinary. Any corporate entity making payment to the Secured Party hereunder shall be fully protected in relying upon the written statement of the Secured Party that the Secured Party then holds the Security Interests which entitles it to receive such payment, and the receipt of the Secured Party for such payment shall be full acquittance therefor to the person making such payment. The remedies set forth in this Section 8 may be exercised only to the extent consistent with the restrictions on remedies set forth in Section 408(b)(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and the regulations thereunder and Section 4975(d)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder.

   9. COSTS, RISKS. The Trustee on behalf of the Debtor, to the extent permitted by law, covenants to promptly reimburse and pay to the Secured Party, at the Secured Party's request (to the extent that Debtor and the Secured Party agree that such will not violate the provisions of United States Treasury Regulation
Section 54.4975-7(b)(5)), the amount of all reasonable expenses (including the cost of any insurance and payment of taxes or other charges), incurred by the Secured Party in connection with its custody, preservation, use, operation and sale of the Collateral, and, all such expenses, costs, taxes, and other charges shall be a part of the Obligations from the date incurred until the date repaid to the Secured Party. It is agreed, however, that the risk of loss or damage to such Collateral is on the Debtor, and the Secured Party shall have no liability whatsoever for failure to obtain or maintain insurance, nor to determine whether any insurance ever in force is adequate as to amount or as to the risks insured.

   10. NOTICE. Reasonable notification of the time and place of any public sale of the Collateral, or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made (including retention thereof in satisfaction of the Obligations), shall be sent to the Debtor and to any other person entitled under the UCC to notice. It is agreed that notice sent or given at least ten (10) calendar days prior to the taking of the action to which the notice relates is reasonable notification and notice for the purposes of this paragraph.

   11. SECURITIES ACT. Because of the Securities Act of 1933, as amended, or any other laws or regulations, there may be legal restrictions or limitations affecting the Secured Party in any attempts to dispose of the Collateral, or certain portions thereof, in the enforcement of its rights and remedies hereunder. For these reasons the Secured Party is hereby authorized by the Debtor, but not obligated, in the event of any Event of Default giving rise to the Secured Party's rights to sell or otherwise dispose of the Collateral, to sell all or any part of the Collateral at private sale, subject to investment letter, or in any other manner which will not require the Collateral, or any part thereof, to be registered in accordance with the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder, or any other law or regulation. The Secured Party is also hereby authorized by the Debtor, but not obligated, to take such actions, give such notices, obtain such consents, and do such other things as the Secured Party may deem required or appropriate in the event of a sale or disposition of any of the Collateral. The Debtor clearly understands that the Secured Party may in its discretion approach a restricted number of potential purchasers and that a sale under such circumstances may yield a lower price for the Collateral, or any part or parts thereof, than would otherwise be obtainable if the Collateral were registered and sold in the open market.

   12. RIGHTS CUMULATIVE. All rights and remedies of the Secured Party hereunder are cumulative of each other and of every other right or remedy which the Secured Party may otherwise have at law or in equity or under any other contract or other writing for the enforcement of the Security Interests herein or in the collection of the Notes or the Obligations, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

   13. ASSIGNMENT. The rights, powers and interests held by the Secured Party hereunder, together with the Security Interests in the Collateral, may be transferred and assigned by the Secured Party, in whole or in part, at such time and upon such terms as the Secured Party may deem advisable.

   14. NO WAIVERS. No failure of the part of the Secured Party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Secured Party of any right, power or remedy hereunder preclude further exercise thereof or the exercise of any other right, power or remedy.

   15. FURTHER ASSURANCES. The Debtor agrees that at any time and from time to time, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, as requested by the Secured Party in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

   16. SECURED PARTY APPOINTED ATTORNEY-IN-FACT. The Debtor hereby appoints the Secured Party the Debtor's attorney-in-fact, with full authority in the place and stead of the Debtor and in the name of the Debtor or otherwise, from time to time in the Secured Party's discretion to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Security Agreement; provided, however, the above-named attorney-in-fact may exercise the powers set forth in this Section only upon written notice by the Secured Party of the occurrence and continuance of an Event of Default.

   17. AMENDMENTS, ETC. No amendment or waiver of any provision of this Security Agreement, nor consent to any departure by the Debtor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

   18. CONSTRUCTION. All provisions hereof shall be construed so as to maintain
(i) the ESOP as a qualified leveraged employee stock ownership plan under Sections 401(a) and 4975(e)(7) of the Code, (ii) the Trust as exempt from taxation under Section 501(a) of the Code and (iii) the loan made pursuant to the Note as an exempt loan under Section 4975(d)(3) of the Code, as defined in Section

54.4975-7(b) of the Treasury Regulations, as described in Section 408(b)(3) of ERISA and as described in the Department of Labor Regulations Section 2550.408b-3.

   19. BINDING EFFECT. This Agreement shall be binding on the Debtor and the Debtor's successors and assigns and shall inure to the benefit of the Secured Party, and the Secured Party's successors and assigns.

   20. TERMINATION. This Agreement and the Security Interests in the Collateral will terminate when the Obligations secured hereby have been paid in full by extinguishment thereof but not by renewal, modification or extension thereof.

   21. GOVERNING LAW. The law governing this Agreement will be that of the State of Texas in force on the date of execution of this Agreement. All obligations of the Debtor under the terms of this Agreement shall be performable in Texas.

   22. MAILINGS. Any notice, request, instruction or other document required or permitted to be delivered hereunder by either party hereto to the other shall be in writing and shall be delivered or mailed, registered or certified, postage prepaid, addressed as follows:

To the
Debtor:          TPC Finance Corp. Employee Stock Ownership Trust (to be renamed the Texas Petrochemicals Corporation Employee Stock Ownership Trust)
                 c/o Boatmen's Trust Company of Texas, Trustee
                 5847 San Felipe, Suite 4600
                 Houston, Texas 77057

                        and

To the
Secured Party:   TPC Finance Corp.
                 8707 Katy Freeway, Suite 300
                 Houston, Texas 77024


or to such other address as any party hereto shall hereafter designate by written notice to the other parties.

   23. AGREEMENT AS FINANCING STATEMENT. The Secured Party shall have the right at any time to execute and file this Agreement as a financing statement, but the failure of the Secured Party to do so shall not impair the validity or enforceability of this Agreement.

   24. SEVERABILITY. If any provision of this agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Agreement, the legality, validity, and enforceability of the remaining provisions of this Agreement shall not be affected thereby, and in lieu of each such illegal, invalid, or unenforceable provision there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.

   25. COUNTERPARTS. This Agreement has been executed in a number of identical counterparts, each of which for all purposes is to be deemed an original, and all of which collectively constitute one agreement, but in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

   26. NUMBER AND GENDER OF WORDS. Whenever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender shall include each other gender where appropriate.

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day, month and year first above written.

                  DEBTOR:

                  TPC Finance Corp. Employee Stock Ownership Trust (to be renamed the Texas Petrochemicals Corporation Employee Stock Ownership Trust)

                  By: Boatmen's Trust Company of Texas, solely in its capacity as Trustee and not in its individual or corporate capacity

                  By:

                  Name:

                  Title:

                  SECURED PARTY:

                  TPC Finance Corp.


                  By:

                  Name:

                  Title: